UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2021

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

Alimera Sciences, Inc. (the Company) is filing this Current Report on Form 8-K to report that all shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (Series C Preferred Stock), have been converted into shares of the Company’s common stock, par value $0.01 per share (Common Stock).  The holders of the Series C Preferred Stock began converting those shares into Common Stock in August 2020 as reported in the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 30, 2020.  Between September 30, 2020 and December 31, 2020, those holders converted the remainder of their shares of Series C Preferred Stock into Common Stock.  In connection with the conversion of all outstanding shares of Series C Preferred Stock, the Company issued a total of 676,673 shares of Common Stock.  The total number of shares of Common Stock outstanding as of December 31, 2020 was 5,719,367.

The shares of Series C Preferred Stock that were previously issued and outstanding had an aggregate stated value of $10,150,000.   In the event of a liquidation, dissolution or winding up of the Company and in the event of certain mergers, tender offers and asset sales, the holders of the Series C Preferred Stock were entitled to receive the greater of (a) the liquidation preference equal to $10,150,000 in the aggregate, plus any declared but unpaid dividends, or (b) the amount such holders would receive had all shares of the Series C Preferred Stock been converted into Common Stock immediately before such event. Given that all shares of the Series C Preferred Stock have been converted into shares of Common Stock, the liquidation preference is no longer in effect.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: January 8, 2021	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer